Exhibit 99.1

Press Release dated September 10, 2008 Regarding Final Certified Results of 2008 Annual Shareholders Meeting

QUALITY SYSTEMS ANNOUNCES FINAL VOTING RESULTS OF ANNUAL SHAREHOLDER MEETING

Shareholders Overwhelmingly Vote to Elect Seven of Eight Company Nominees to the Board of Directors and Defeat Dissident Bylaw Proposal

IRVINE, Calif. – September 10, 2008 – Quality Systems, Inc. (Nasdaq: QSII) today confirmed that shareholders had overwhelmingly elected seven of the company’s eight Director nominees to the Quality Systems Board at its annual meeting held on September 4, 2008, based on the final certified voting results from IVS Associates, the independent inspector of elections. The final results also showed that the proposal put forth by dissident investor Ahmed Hussein to amend Quality Systems’ definition of “independent director” in its bylaws was soundly rejected by shareholders.

Elected to the Board from the company’s slate were George Bristol, Patrick Cline, Philip Kaplan, Vincent Love, Russell Pflueger, Steven Plochocki and Sheldon Razin. Dissident candidates Mr. Hussein and Murray Brennan were also elected to the Board from Mr. Hussein’s six-member slate of nominees. Quality Systems’ corporate bylaws provide for cumulative voting, which facilitated the dissidents’ election to the Board primarily based on Mr. Hussein’s 16.8% ownership in the company.

“We are very pleased to have this meeting behind us and to have received such tremendous shareholder support during the vote,” said Steven Plochocki, CEO of Quality Systems. “Together with our management team, I am looking forward to building upon our successful track record of executing on the company’s strategic plan and maximizing value for all our shareholders.”

About Quality Systems, Inc.

Quality Systems, Inc. and its NextGen Healthcare Information Systems subsidiary develop and market computer-based practice management, patient records, and connectivity and other applications and services for medical and dental group practices. Visit www.qsii.com and www.nextgen.com for additional information.

SAFE HARBOR PROVISIONS FOR FORWARD-LOOKING STATEMENTS:

Statements made in this release, the proxy statements filed with the Securities and Exchange Commission (“Commission”), communications to shareholders, press releases and oral statements made by our representatives that are not historical in nature, or that state our or management’s intentions, hopes, beliefs, expectations or predictions of the future, may constitute “forward-looking statements” within the meaning of Section 21E of the Securities and Exchange Act of 1934, as amended. Forward-looking statements can often be identified by the use of forward-looking terminology, such as “could,” “should,” “will,” “will be,” “will lead,” “will assist,” “intended,” “continue,” “believe,” “may,” “expect,” “hope,” “anticipate,” “goal,” “forecast,” “plan,” or “estimate” or variations thereof or similar expressions. Forward-looking statements are not guarantees of future performance.

Forward-looking statements involve risks, uncertainties and assumptions. It is important to note that any such performance and actual results, financial condition or business, could differ materially from those expressed in such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, the risk factors discussed under “Risk Factors” in our Annual Report on Form 10-K for fiscal year ended March 31, 2008, as well as factors discussed elsewhere in this and other reports and documents we file with the Commission. Other unforeseen factors not identified herein could also have such an effect. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes in future operating results, financial condition or business over time unless required by law. Interested persons are urged to review the risks described under “Risk Factors” and in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for fiscal year ended March 31, 2008, as well as in our other public disclosures and filings with the Commission.

Investor Contact:

Quality Systems, Inc.

Paul Holt, CFO

949-255-2600

www.qsii.com

Media Contact:

The Abernathy MacGregor Group

Tom Johnson/Michael Pascale

(212) 371-5999

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